Exhibit 99.1
Credit Suisse
Financial Services Forum
Kevin T. Kabat
President & Chief Executive Officer
February 8, 2012
Please refer to earnings release dated January 20, 2012 for further information
© Fifth Third Bank | All Rights Reserved

Well-positioned for success and leadership in new banking landscape
Key themes
Strong levels of
profitability
Broad-based
credit
improvements
Exceed fully
phased -in Basel
III capital
standards today
All crisis-era
government
support
programs exited;
no TLGP
No significant
business at Fifth
Third impaired
by crisis
Disciplined
expense control
Traditional
banking focus
consistent with
direction of
financial reform

© Fifth Third Bank | All Rights Reserved
Continued
investments to
maintain and
enhance
revenue-
generation

© Fifth Third Bank | All Rights Reserved
Environment characterized by low growth
expectations and low interest rates
Prolonged low-rate environment, coupled
with modest economic growth (possibly
strengthening)
Lower securities reinvestment yields on
portfolio cash flows
Strong deposit flows
Competitive dynamics
Elevated mortgage refinance activity
Firms facing significant litigation related to:
— Mortgage securitizations
— GSE repurchases
— Private label mortgage repurchases
Concerns about European banks and
sovereign debt
Higher capital standards; limitations on
dividend payout ratios; some uncertainty
regarding near-term overall capital
distributions
Continued strong loan production
— Rates on loan originations relatively stable
Careful management of liability costs
— Disciplined pricing on deposits
— Continued evaluation of term liabilities including
CDs and TruPS
Strong mortgage banking results
Mortgage risks manageable
— Quarterly mortgage repurchase costs
~$20mm; claims inventory declining
— Total mortgage securitizations outstanding
$22mm (2003 HELOC and performing well)
No direct European sovereign exposure
— Total exposure to European peripheral*
borrowers <$0.2bn
— Gross exposure to European banks <$0.2bn
Strong profitability and capital in excess of fully
phased-in Basel III standards today
— 2012 CCAR** plan to increase distributions
* Greece, Ireland, Italy, Portugal, Spain
** Comprehensive Capital Analysis & Review by Federal Reserve; subject to Board of Directors and regulatory approval.
Fifth Third is well-positioned to deal with current environmental challenges
Characteristics of current environment Fifth Third’s response / position

Net interest income
Balance sheet growth mitigating rate environment
Commercial Loan Growth^ ($bn)
Consumer Loan Growth^ ($bn)
• Sustained growth in commercial loans driven by C&I
– Manufacturing has been significant driver of C&I
growth
– Growth is geographically diverse
• CRE portfolio run-off at slowing rate
– Selective opportunities now providing for modest
current origination volume
NII and NIM (FTE)
($mm)
$920
• Net interest income and net interest margin results
supported by business and balance sheet mix
– Significant emphasis on variable rate C&I lending
– Fixed rate securities only 15% of earning assets
– High percentage of funding base in noninterest-
bearing DDA and low-cost transaction deposits
• Modest natural asset sensitivity creates NIM pressure
but we expect to be manageable
– ~50% of earning assets, ~40% of funding variable
in nature
• Consumer loan growth driven by auto, bankcard and
in-branch mortgage originations
– Auto volumes strong; spread pressure due to
competition
– Branch mortgage refi product has FICO over 780,
LTV ~60% and avg. term ~17 years while yielding
above market rates due to convenience
* Represents purchase accounting adjustments included in net interest income.
^ Excluding loans held-for-sale
3.75%
3.71%
3.62%
3.65%
3.67%
$450
$550
$650
$750
$850
$950
2.0%
2.5%
3.0%
3.5%
4.0%
4Q10 1Q11 2Q11 3Q11 4Q11
Net Interest Income (right axis) PAA* NIM
$919
$884
$869
$902
42.8
43.4
43.6
43.9
44.6
$41
$42
$43
$44
$45
4Q10 1Q11 2Q11 3Q11 4Q11
33.4
34.2
34.4
34.7
35.3
$32
$33
$34
$35
$36
4Q10 1Q11 2Q11 3Q11 4Q11
© Fifth Third Bank | All Rights Reserved

© Fifth Third Bank | All Rights Reserved
37% fee income
(~40% adjusted*)
Diverse revenue base
Deposit fees
Corporate
banking
Investment
advisors
Other
Mortgage
Card & Processing
net
interest
income
Fee income as % of 4Q11 revenue 4Q11 Fee income distribution
Revenue results remain solid, profitability strong despite sluggish economy
* ~40% fee income adjusted for items outlined on page 26.
63%
28%
11%
25%
16%
5%
15%
•
Business mix provides higher than average diversity among spread and fee revenues
— Current NII lower than normalized levels due to impact of sustained low rate environment
(e.g. low cost deposits including DDAs providing little NII benefit)
• Near-term effect of changes in deposit and interchange fee rules depressing current non-interest income levels
—
Negative impact from debit interchange legislation and Reg E in run-rates
—
Initial impact of debit interchange legislation (~$30 million per quarter) expected to be mitigated over time (~2/3 by 3Q12); will implement carefully and deliberately

© Fifth Third Bank | All Rights Reserved
Customer oriented solutions
• Broad suite of product offerings with distinct value propositions to appeal to various customer segments
• Implementation of new products, like DUO Card, Real Life Rewards, Relationship Savings
– DUO Card introduced in 3Q11
– Customer chooses to pay debit or credit at the point of sale
• Letting customers choose how to pay for products and services they use
Providing customers with products and services they find valuable
• Reduce costs associated with debit card offerings
• Changes and eliminations of reward programs
• Incorporation of debit usage into bundled deposit product offerings
• Adjustment of product and fee structures relative to services provided
• Charge card alternatives
• Implementation of new products
•
In-depth discussions with customers to determine what matters most to them
• Actively seeking input and feedback from customer base and prospective customers
• Working carefully to ensure we align value to the customer with value to us
Listening to the voice of our customers
Deliberate and multi-pronged approach to mitigation of regulatory / legislative impacts

USB
PNC
MTB
FITB
WFC
BBT
HBAN
KEY
RF
CMA
ZION
STI

$1,100
$1,000
$900
$800
$700
$600
$500
4Q10
1Q11
2Q11
3Q11
4Q11

140%
130%
120%
110%
100%
4Q08
4Q09
4Q10
4Q11

© Fifth Third Bank | All Rights Reserved
Significant purchase
accounting benefit
Disciplined expense control
Adjusted efficiency ratio*^
Peer average: 65%
Sales / support ratio**
Efficient business model:
• Efficiency ratio better than most peers through weak
economic environment
– Reflects below-capacity balance sheet and lower
revenue than we expect and can support longer
term
– Current impact of credit costs on revenue and
expenses; initial impact of regulatory reforms
(e.g., debit interchange)
Disciplined expense management:
• Expenses being managed carefully in response to
revenue environment
– Relatively flat year-over-year and over past
several years
– Continuous process of expense evaluation at 5/3
Investments to provide for future growth:
• Sales to support ratio has increased through
careful management of back office and front
office staff
Adjusted noninterest expense trend*** ($mm)
(Flat YoY)
* Source: Company reports. Data as of FY11. Efficiency ratio calculated as reported noninterest expense / (net interest income (fully taxable equivalent)+ noninterest income) adjusted for one-time items for comparison purposes to peers.  See page 26 for list of adjustments. 4Q11 actual efficiency ratio 68%; 4Q11 actual noninterest expense $993mm (flat YoY); 4Q11 actual revenue $1,470mm.
** Sales / support ratio calculated as Sales Headcount (full-time equivalent) / Support Headcount (full-time equivalent)
*** Noninterest expense adjusted for one-time items (4Q11 actual noninterest expense $993mm (flat YoY)). See page 26 for list of adjustments.
^ Non-GAAP measure. See Reg. G reconciliation in the Appendix to the presentation.
52%
60% 61%
62% 62%
64%
65%
68%
69%
69% 70%
72%
$970
$920
$907
$914
$979
Managing expenses for current revenue environment and long-term franchise value

2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
FITB
Peer Average

1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
FITB
Peer Average

4.5%
3.5%
2.5%
1.5%
0.5%
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
FITB
Peer Average

5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
FITB
Peer Average

© Fifth Third Bank | All Rights Reserved
Strong relative credit trends
FITB credit metrics are in line with or better than peers
NPA ratio vs. peers Net charge-off ratio vs. peers
Loans 90+ days delinquent % vs. peers Loans 30-89 days delinquent % vs. peers
(7.5%)*
(HFS transfer)
3.8%
Before credit
actions
5.0%*
2.3%
Before credit
actions
Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION
Source: SNL Financial and company filings. All ratios exclude loans held-for-sale and covered assets for peers where appropriate.
* 4Q08 NCOs included $800mm in NCOs related to commercial loans moved to held-for-sale; 3Q10 NCOs included $510mm in NCOs related to loans sold or moved to held-for-sale

3.5%
2.8%
2.8%
2.7%
2.5%
2.5%
2.3%
2.1%
2.0%
2.0%
1.7%
1.5%
RF
ZION
FITB
PNC
WFC
HBAN
USB
BBT
KEY
STI
CMA
MTB

221%
178%
157%
138%
122%
121%
119%
116%
91%
85%
83%
82%
USB
HBAN
FITB
KEY
PNC
BBT
ZION
RF
WFC
STI
MTB
CMA

10%
12%
13%
15%
16%
17%
20%
21%
23%
23%
26%
29%
KEY
HBAN
USB
CMA
FITB
PNC
BBT
STI
ZION
WFC
MTB
RF

© Fifth Third Bank | All Rights Reserved
Strong credit coverage levels
Source: SNL Financial and company reports. Data as of 4Q11. HFI NPAs and NPLs exclude loans held-for-sale and also exclude covered assets for BBT, USB, and ZION
* Non-GAAP measure. See Reg. G reconciliation on pages in the Appendix to the presentation.
Reserves, pre-provision profits and capital levels significant in relation to problem assets
Reserves / NPLs
Peer average: 123%
“Texas Ratio”
(HFI NPAs + Over 90s) / (Reserves + TCE)*
Peer average: 19%
Reserves / Loans
Peer average: 2.3%
• Reserves remain significantly higher than
pre-crisis levels
• Strong reserve coverage ratios of problem
assets and net charge-offs
• PPNR levels and profitability provides Fifth
Third with strong ongoing loss absorption
capacity

12.6%
11.3%
11.5%
10.3%
12.2%
10.3%
12.1%
10.0%
11.6%
9.7%
12.0%
9.6%
11.4%
9.5%
11.5%
9.4%
11.1%
9.3%
10.4%
8.6%
11.5%
8.5%
8.2%
6.9%
KEY
CMA
PNC
HBAN
BBT
ZION
WFC
FITB
STI
USB
RF
MTB

11.8%
9.7%
Bank 1
Bank 2
FITB
Bank 3
Bank 4
Bank 5
Bank 6
Bank 7
Bank 8
Bank 9
Bank 10
Bank 11
Bank 12
Bank 13
Bank 14
Bank 15

Exceed fully phased-in Basel III capital standards today
Fifth Third’s capital position already well in excess of established standards, likely standards, and most peers
(Tier 1 common + reserves) / RWA**
(not adjusted for Basel III)
Peers* not in order of graph at left; estimated
(Tier 1 common + reserves) / RWA**
(adjusted for Basel III)
Note: Estimates based on current Basel III rules released by the Basel Committee; actual rules subject to U.S. banking regulation. Assumes unrealized securities gains included in
Tier 1 common. Not adjusted for potential mitigation efforts. Four large peers include estimated Basel III RWA impact based on BIS proposals.
Tier 1 common (peers)
Tier 1 common (FITB)
Reserves
Reserves Tier 1 common (peers)
Tier 1 common (FITB)

© Fifth Third Bank | All Rights Reserved
Source: SNL Financial, company filings, and third-party estimates. Regulatory financial data as of 4Q11.  MTB, PNC, and ZION as of 3Q11.
* Peers include BAC, BBT, C, CMA, COF, HBAN, JPM, KEY, MTB, PNC, RF, STI, USB, WFC, ZION
** Non-GAAP measure. See Reg. G reconciliation on pages in the Appendix to the presentation.

© Fifth Third Bank | All Rights Reserved
Capital management philosophy
* Subject to Board of Directors and regulatory approval
** Comprehensive Capital Analysis & Review by Federal Reserve
Organic growth opportunities
• Support growth of core banking franchise
• Continued loan growth despite sluggish
economy
Return to more normal dividend policy
*
• Strong levels of profitability would support
higher dividend than current level
• Move towards levels more consistent with
Fed’s near-term payout ratio guidance of 30%
Strategic opportunities
*
• Prudently expand franchise or increase
density in core markets via disciplined
acquisitions or selective de novos
• Expect future acquisition activity although
less likely in near-term
• Attain top 3 market position in 65% of
markets or more longer term
Repurchases / Redemptions
*
• Initiate common share repurchases to manage
growing excess capital levels; retain amount of
common equity to accommodate asset growth
• Potential redemption of certain TruPS included
in 1Q12 CCAR
**
submission
– Will evaluate in context of regulatory
developments and desired capital structure
given continued changes in regulations
Strong internal capital generation; current long-term Tier 1 common equity target of ~8%
Manage common equity in light of regulatory
environment, other alternatives, maintenance
of desired / required buffers, and stock price
–

FIFTH THIRD BANK

1.61%
1.28%
1.09%
0.93%
0.93%
0.92%
0.75%
0.73%
0.68%
0.63%
0.55%
0.37%
USB
WFC
FITB
BBT
HBAN
KEY
MTB
PNC
ZION
CMA
RF
STI

23%
15%
13%
12%
10%
10%
9%
9%
8%
6%
5%
4%
USB
WFC
BBT
FITB
HBAN
MTB
KEY
RF
PNC
CMA
STI
ZION

19.4
18.9
17.9
17.8
14.9
14.8
12.8
10.4
10.3
10.1
10.0
9.9
MTB
STI
ZION
PNC
RF
CMA
BBT
HBAN
WFC
USB
FITB
KEY

257%
214%
179%
159%
135%
117%
113%
89%
89%
86%
84%
83%
USB
MTB
BBT
WFC
PNC
FITB
HBAN
CMA
ZION
KEY
RF
STI

© Fifth Third Bank | All Rights Reserved
Strong returns drive capital generation
* 4Q11 annualized. RF adjusted to exclude 4Q11 goodwill impairment expense.
^Non-GAAP measure. See Reg. G reconciliation on pages in the Appendix to the presentation.
Price as of 2/2/12
Well above average profitability and capital generation, well below average valuation
Price / Tangible Book Value
Peer average: 135%
Peer average: 10%
Significant purchase
accounting benefit
Peer average: 0.85%
Price / Earnings*
Peer average: 14.3
Significant purchase
accounting benefit
Return on Average Tangible Common Equity
*^
Return on Average Assets
*

© Fifth Third Bank | All Rights Reserved
Well-positioned for the future
• Holding company cash currently sufficient for more than 2 years of obligations; minimal holding company or Bank debt maturities until 2013
• Fifth Third has completely exited all crisis-era government support programs
Superior capital and liquidity position
• NCOs of 1.2%; 2.4x reserves / annualized NCOs
• Substantial reduction in exposure to CRE since 1Q09; relatively low CRE exposure versus peers
• Very low relative exposure to areas of concern, e.g. European financials, mortgage repurchase risk
Proactive approach to risk management
• Traditional commercial banking franchise built on customer-oriented localized operating model
• Strong market share in key markets with focus on further improving density
• Fee income ~40% of total revenues
Diversified traditional banking platform
• PPNR has remained strong throughout the credit cycle
• PPNR substantially exceeds annual net charge-offs (198% PPNR / NCOs^ in 4Q11)
• 1.1% ROAA; 12% return on average tangible common equity^
Industry leader in earnings power
^ Non-GAAP measure. See Reg. G reconciliation in the Appendix to the presentation.
– Fifth Third is one of the few large banks that have no TLGP-guaranteed debt to refinance in 2012

© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies;
(15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Vantiv, LLC, formerly Fifth Third Processing
Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth
Third’s earnings and future growth; (22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

15 © Fifth Third Bank | All Rights Reserved Appendix

© Fifth Third Bank | All Rights Reserved
Traditional banking focus
consistent with direction of financial reform
Business profile positions Fifth Third well – today and in the future
• Do not require substantial changes to Fifth Third’s business model or asset mix with attendant execution risk
•
Fifth Third’s business model is driven by traditional banking activities, consistent with direction of financial reform
Dodd-Frank /
Basel III
• International activity primarily related to trade finance and lending to U.S. subsidiaries of foreign companies (e.g. Fifth Third loss in Lehman bankruptcy expected to be less than
$2mm)
Financial system
interconnectedness
• Little to no impact (de minimis market maker in derivatives, proprietary trading)
– Low trading business activity; daily VaR ~$1mm or less
– Small private equity portfolio <$200mm
Volcker rule
• Other large firms facing significant litigation related to mortgage securitizations, GSE repurchases, and private label mortgage repurchases
• Fifth Third’s mortgage risks are manageable
– Quarterly mortgage repurchase costs ~$20mm and claims inventory declining
– Total mortgage securitizations outstanding $22mm (2003 HELOC) and performing well
Mortgage Putback /
Litigation risk
– No originations of CDOs, securitizations on behalf of others
– Didn’t originate or sell subprime mortgages or Option ARMs
Effect of crisis on
core business
– Total exposure to European peripheral borrowers (Greece, Ireland, Italy, Portugal,
Spain) less than $200mm
– Gross exposure to European banks less than $200mm
European banks and
sovereign debt
exposure
• No direct European sovereign exposure
• No significant business at Fifth Third impaired during crisis

FIFTH THIRD BANK

10.0
5.0
0.0
6.99
6.96
7.17
7.34
7.48
8.99
9.20
9.33
9.35
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
4.0
3.0
2.0
1.0
0.0
3.82
3.51
3.30
2.07
2.15
2.11
2.09
1.93
1.76
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
300
200
100
0
79
98
131
170
164
149
204
235
198
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
1.25
1.00
0.75
0.50
0.25
0.00
(0.25)
(0.50)
(0.35)
(0.04)
0.68
0.84
1.18
0.97
1.22
1.34
1.08
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11

© Fifth Third Bank | All Rights Reserved
A foundation of continued robust results
Capital – exceeds required and targeted levels
— Tier 1 common* capital up ~500bps or $4.9bn from 4Q08
— Capital base transformed through series of capital actions
–
~9.7% pro forma
1
Tier 1 common ratio* on a fully-phased in
Basel III-adjusted basis
— Capital levels supplemented by strong reserve levels
–
Loan loss reserves 2.78% of loans and 157% of NPLs
Credit – ongoing steady improvement
— Broad-based improvements in problem loans
–
80% reduction in 90+ day delinquent loans since 3Q09
–
NCO ratio of 1.19%, lowest NCO level since 4Q07
–
198% PPNR / NCOs*
— Balance sheet risk lowered through asset sales, resolutions
–
$1.5bn (51%) decline in NPLs since 4Q09
Profitability – strong relative and absolute results
— PPNR* remained stable throughout cycle
— 7 consecutive profitable quarters
— Return on assets 1.1%
— Return on average tangible common equity* 12%
* Non-GAAP measure; see Reg. G reconciliation in the Appendix to the presentation.
1
Current estimate (non-GAAP), subject to final rule-making and clarification by U.S. banking regulators; currently assumes unrealized securities gains are included in common equity for purposes of this calculation
2
Nonperforming loans and leases as a percent of portfolio loans, leases and other assets, including other real estate owned (does not include nonaccrual loans held-for-sale)
3
Excluding $510mm net charge-offs attributable to credit actions
Tier 1 common ratio (%)*
NPL / Loans
²
(%)
PPNR / Net charge-offs (%)*
Return on assets (%)
3

Net revenue (FTE, $mm)
$580
$537
$572
$574
$570
$220
$201
$213
$215
$205
$360
$336
$359
$359
$365
4Q10
1Q11
2Q11
3Q11
4Q11
Net interest income
Noninterest income

Net revenue (FTE, $mm)
$270
$209
$248
$276
$244
$164
$116
$167
$191
$157
$106
$93
$81
$85
$87
4Q10
1Q11
2Q11
3Q11
4Q11
Net interest income
Noninterest income

Net revenue (FTE, $mm)
$560
$508
$502
$504
$503
$170
$175
$163
$159
$144
$390
$333
$339
$345
$359
4Q10
1Q11
2Q11
3Q11
4Q11
Net interest income
Noninterest income

Net revenue (FTE, $mm)
$119
$126
$123
$120
$116
$90
$98
$95
$92
$88
$29
$28
$28
$28
$28
4Q10
1Q11
2Q11
3Q11
4Q11
Net interest income
Noninterest income

© Fifth Third Bank | All Rights Reserved
Diverse business mix
Branch Banking Consumer Lending
Commercial Banking Investment Advisors
• Professionals committed to
understanding customers’
unique needs, providing
options and identifying the
right solution
• Top 5 market share within
the non-captive prime auto
lending space
• Top 13 mortgage
origination share
• $1.0bn total revenue
• Holistic approach to branch
banking combined with
mobile convenience to
improve the banking
experience and be the
trusted financial partner for
our customers
• 1,316 full-service banking
centers
• 2,425 full-service ATMs
• $2.3bn total revenue
• Comprehensive product and
service offering including
commercial lending,
treasury management, and
capital markets
• Innovative products,
advancements in
technology, and exceptional
customer service
• $2.0bn total revenue
• Provide financial insight, a
wide array of leading-edge
products and services, and
a professional team to
help develop a strategy for
clients’ financial success
• $485mm total revenue
• $24bn assets under
management
• $282bn assets under care
• 49% interest in Vantiv, LLC, formerly Fifth Third Processing Solutions, LLC

750
1,250
500
2012
2013
2014
2015
2016
2017
2018 on
Fifth Third Bancorp
Fifth Third Capital Trust (Bancorp)

$500
$500
2011
2012
2013
2014
2015
2016
2017
2018 on

L-T debt 7%
Demand 23%
Equity 11%
Other liabilities 4%
S-T borrowings 5%
Non-core deposits 3%
Consumer time 4%
Foreign office 3%
Savings/ MMDA 23%
Interest checking 17%

© Fifth Third Bank | All Rights Reserved
Available and contingent borrowing capacity (4Q11):
– FHLB ~$9B
– Federal Reserve ~$22B
Holding Company cash at 12/31/11: $2.6B
Cash currently sufficient to satisfy all fixed obligations
for more than 2 years (debt maturities, common and
preferred dividends, interest and other expenses)
without accessing capital markets; relying on dividends
from subsidiaries; proceeds from asset sales
Expected cash obligations over the next 12 months
—
~$368mm common dividends
—
~$35mm Series G preferred dividends
—
~$419mm interest and other expenses
Holding company unsecured debt maturities ($mm)
Bank unsecured debt maturities ($mm – excl. Brokered CDs) Heavily core funded
Strong liquidity profile
S-T
wholesale
8%
3,749

FIFTH THIRD BANK

4.02%
3.89%
3.86%
3.86%
3.67%
3.60%
3.60%
3.46%
3.38%
3.19%
3.13%
3.08%
BBT WFC PNC ZION FITB MTB USB STI HBAN CMA KEY RF

57%
41%
38%
37%
36%
35%
34%
31%
28%
26%
26%
23%
CMA PNC KEY FITB HBAN BBT STI RF ZION MTB USB WFC

7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Spread
C&I Yield
1 Month Libor

© Fifth Third Bank | All Rights Reserved
C&I/Total Loans*^
NIM
• NIM supported by balance sheet and business
mix
– Heavy emphasis on traditional C&I lending,
much of which is variable
• Pricing discipline on commercial loans
– Spreads have narrowed from post-crisis
levels but remain attractive
– Loan origination rates have stabilized the
past several months
Relatively strong NIM results
due to balance sheet and business mix
Source: SNL Financial and company filings.  All data as of 4Q11.
*ZION & BBT exclude government guaranteed loans; ZION presented as end of period data.
^Presented on an average basis; Excluding held-for-sale loans.
C&I Spread to 1-month LIBOR
Peer average: 34%
Peer average: 3.55%

FIFTH THIRD BANK

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
90% 89% 88% 84% 82% 81% 81% 80% 79% 79% 79% 74%
FITB MTB WFC STI PNC USB KEY ZION HBAN RF CMA BBT

1.0%
0.5%
0.0%
0.86% 0.85% 0.82% 0.69% 0.69% 0.67% 0.60% 0.58% 0.58% 0.58% 0.54% 0.28%
BBT USB KEY ZION RF STI PNC MTB HBAN FITB WFC CMA

41% 38% 34% 34% 32% 31% 30% 30% 27% 27% 26% 21%
CMA ZION KEY MTB FITB PNC USB RF STI WFC HBAN BBT

© Fifth Third Bank | All Rights Reserved
Core funded balance sheet and pricing discipline
• Strong, deposit-rich core funding mix supports
relatively low cost of funds
– High percentage of funding base in low cost
transaction deposits and noninterest-
bearing DDA accounts
– Low reliance on wholesale funding
• Run-off of high cost CDs (particularly from
2H08) benefited NII in 4Q11
SOURCE: SNL Financial and company reports. Data as of 4Q11
Transaction deposits defined as DDA, NOW and Savings/MMDA accounts; Cost of Funds defined as interest incurred on interest-bearing liabilities as a percentage of average noninterest-bearing deposits and interest-
bearing liabilities; Transaction deposits/Total deposits presented on an average basis; DDA/Total deposits presented on end-of-period basis.
Transaction Deposits / Total Deposits
Peer average
81%
Cost of Funds
Peer average
0.65%
DDA/Total Deposits
Peer average
31%

© Fifth Third Bank | All Rights Reserved
European Exposure
z
• International exposure primarily related to trade finance and financing activities of U.S. companies with foreign parent or overseas activities of U.S. customers
• No European sovereign exposure (total international sovereign exposure $3mm)
• Total exposure to European financial institutions <$200mm
• Total exposure to five peripheral Europe countries <$200mm
• $875mm in funded exposure to Eurozone-related companies (~1% of total loan portfolio)
z
z
Note: Numbers may not sum due to rounding.
Total
Exposure
Funded
Exposure
Total
Exposure
Funded
Exposure
Total
Exposure
Funded
Exposure
Total
Exposure
Funded
Exposure
(amounts in $mms)
Peripheral Europe - - 2 - 136 72 138 72
Other Eurozone - - 111 53 1,106 751 1,217 804
Total Eurozone - - 113 53 1,242 823 1,355 875
Other Europe - - 60 31 801 501 862 532
Total Europe - - 173 84 2,043 1,324 2,216 1,407
Sovereigns Financial Institutions Non-Financial Entities Total
Total exposure includes funded and unfunded commitments, net of collateral; funded exposure excludes unfunded exposure
Peripheral Europe includes Greece, Ireland, Italy, Portugal and Spain
Eurozone includes countries participating in the European common currency (Euro)
Other Europe includes European countries not part of the Euro (primarily the United Kingdom and Switzerland)
Data above includes exposure to U.S. subsidiaries of Europe-domiciled companies

FIFTH THIRD BANK

$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
$161
$145
$127
$85
$66
150
11
135
10
110
17
64
21
47
19
4Q10
1Q11
2Q11
3Q11
4Q11
Agencies
Private
Claims

© Fifth Third Bank | All Rights Reserved
Mortgage repurchase overview
22% drop in 4Q11 outstanding claims balance from
prior quarter
— Increase in file requests by GSEs on current
(performing) loans
Virtually all sold loans and the majority of new claims
relate to agencies
— 98% of outstanding balance of loans sold
— 71% of current quarter outstanding claims
Majority of outstanding balances of the serviced for
others portfolio relates to origination activity in 2009
and later
Private claims and exposure relate to whole loan sales
(no outstanding first mortgage securitizations)
— Preponderance of private sales prior to 2006
Repurchase Reserves* ($ in millions)
Outstanding Balance of Sold Loans ($ in millions)
4Q10 1Q11 2Q11 3Q11 4Q11
Beginning balance 103 101 87 80 69
Net reserve additions     21 10 15 20 20
Repurchase losses (23) (23) (22) (31) (17)
Ending balance 101 88 80 69 72
2005 and prior
GSE GNMA Private Total
$7,214 $287 $530 $8,030
2006 1,668 59 263 1,990
2007 2,697 88 228 3,014
2008 2,664 680 0.3 3,344
2009 and later 31,714 9,040 1 40,755
Total $45,957 $10,154 $1,022 $57,133
* Includes reps and warranty reserve ($55mm) and reserve for loans sold with recourse ($17mm)
Outstanding Counterparty Claims ($ in millions)
% Current      25%          40% 42%           49%           42%

50%
40%
30%
20%
10%
0%
3
4
5
6
7
8
9
10
11
12
3Q10
4Q10
1Q11
2Q11

15%
14%
13%
14%
44%
< 6 months
6-12 months
12-18 months
18-24 months

40%
30%
20%
10%
0%
3 months
6 months
9 months
12 months

© Fifth Third Bank | All Rights Reserved
Troubled debt restructurings overview
Successive improvement in vintage performance during
2008 and 2009 as volume of modification increased
Fifth Third’s mortgage portfolio TDRs have redefaulted
at a lower rate than GSE composites
Of $1.8B in consumer TDRs, $1.6B were on accrual
status and $220mm were nonaccruals
— $1.1B of TDRs are current and have been on the
books 6 or more months; within that, nearly
$940mm of TDRs are current and have been on
the books for more than a year
As current TDRs season, their default propensity
declines significantly
— We see much lower defaults on current loans after
a vintage approaches 12 months since
modification
TDR performance has improved in newer vintages
Source:  Fifth Third and OCC/OTS data through 2Q11
$1.3B current consumer TDRs (%)
* Fifth Third data includes changes made to align with OCC/OTS methodology (i.e. excludes government loans, closed loans and OREO from calculations)
Outperforming redefault benchmarks
Mortgage TDR 60+ redefault trend by vintage*
1Q08      3%
2Q08      7%
3Q08      7%
4Q08      8%
1Q09     11%
2Q09     12%
Months since modification
Mortgage TDR 60+ redefault rate: Fifth Third comparison
(January 1, 2008 through September 2011)*
Fannie Mae
Industry
portfolio loans
Fifth Third
Volume by
vintage
Freddie Mac
3Q09     12%
4Q09      7%
2008
2009-
2011
1Q10      7%
2Q10      5%
$1.1
billion

© Fifth Third Bank | All Rights Reserved
NPL HFI Rollforward
Commercial
4Q10 1Q11 2Q11 3Q11 4Q11
Beginning NPL Amount 1,261      1,214      1,211      1,253      1,155
Transfers to nonperforming 269         329         340         217         190
Transfers to performing (2)            (2)            (10)          (11)          -
Transfers to performing (restructured) -          -          -          (1)            -
Transfers from held for sale -          -          -          -          4
Transfers to held for sale -          (16)          (15)          (58)          (3)
Loans sold from portfolio (9)            (12)          (7)            (17)          (21)
Loan paydowns/payoffs (111)        (108)        (91)          (77)          (150)
Transfer to other real estate owned (48)          (37)          (39)          (20)          (14)
Charge-offs (170)        (164)        (141)        (136)        (113)
Draws/other extensions of credit 24           7             5             5             10
Ending Commercial NPL 1,214      1,211      1,253      1,155      1,058
Consumer
4Q10 1Q11 2Q11 3Q11 4Q11
Beginning NPL Amount 323         466         434         386         383
Transfers to nonperforming 365         232         214         201         206
Transfers to performing (36)          (35)          (34)          (33)          (28)
Transfers to performing (restructured) (25)          (50)          (41)          (39)          (39)
Transfers to held for sale -          -          -          -          -
Loans sold from portfolio -          (1)            (21)          -          -
Loan paydowns/payoffs (17)          (18)          (27)          (27)          (26)
Transfer to other real estate owned (20)          (18)          (15)          (16)          (30)
Charge-offs (130)        (144)        (126)        (91)          (87)
Draws/other extensions of credit 4             2             2             2             1
Ending Consumer NPL 466         434         386         383         380
Total NPL 1,680      1,645      1,639      1,538      1,438
Total new nonaccrual loans - HFI 634         561         554         418         396
NPL Rollforward
Significant improvement in NPL inflows over past year

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
$ in millions For the Three Months Ended
(unaudited) December September June March December September June March December
2011 2011 2011 2011 2010 2010 2010 2010 2009
Pre-tax Pre-provision Net Revenue:
Income before income taxes (a) $           418 $           530 $           506 $           377 $           417 $           303 $           242 $           (22) $         (214)
Provision expense (b) 55 87 113 168 166 457 325 590 776
Pre-tax, pre-provision net revenue (PPNR) (a) + (b) 473 617 619 545 583 760 567 568 562
Annualized PPNR (c) 1,877 2,448 2,483 2,210 2,313 3,015 2,274 2,304 2,230
Adjustments remove (benefit) / detriment
From noninterest income:
Securities (gains) / losses (5) (26) (6) (8) (21) (4) (8) (14) (2)
Gain on BOLI settlement - - - - - (127) - - -
Valuation of 2009 Visa total return swap 54 17 4 9 5 - - 9 -
Vantiv, LLC warrants & puts (10) (3) (29) 2 (3) 5 (10) 2 (20)
Adjustments to noninterest income (l) 39 (12) (31) 3 (19) (126) (18) (3) (22)
From noninterest expense:
Termination of certain borrowings & hedging transactions - 28 - - - - - - -
Other litigation reserve expense 14 4 - 1 - - 3 4 22
Extinguishment (gains) / losses - - (6) (3) 17 - - - -
Adjustments to noninterest expense (m) 14 32 (6) (2) 17 - 3 4 22
Adjusted PPNR (k) 526 637 582 546 581 634 552 569 562
Annualized Adjusted PPNR (d) 2,087 2,527 2,334 2,214 2,305 2,515 2,214 2,308 2,230
Credit-related items in noninterest income
Gain / (loss) on sale of loans 9 3 8 17 21 (1) 25 8 8
Commercial loans HFS FV adjustment (18) (6) (9) (16) (35) (9) (9) (17) (30)
Gain / (loss) on sale of OREO properties (22) (21) (26) (2) (19) (29) (16) (21) (22)
Mortgage repurchase costs (1) (2) (0) (2) (1) (4) - (2) -
Total credit-related revenue impact (i) 33 25 28 3 34 44 1 31 45
Credit-related items in noninterest expense
Mortgage repurchase expense 18 19 14 8 20 45 39 17 11
Provision for unfunded commitments (6) (10) (14) (16) (4) (23) 9 11 44
Derivative valuation adjustments (5) 4 1 (0) (1) 8 8 (2) 21
OREO expense 8 7 6 13 11 9 6 9 6
Other problem asset related expenses 28 25 30 28 27 28 29 37 29
Total credit-related operating expenses (j) 44 45 36 32 53 67 91 73 111
Credit-adjusted PPNR (k) + (i) + (j) 603 707 646 581 668 745 643 673 717
PPNR excluding credit costs (a) + (b) + (i) + (j) 550 687 683 580 670 871 658 672 717
Financial & Asset Quality Metrics:
Net charge-offs $           239 $           262 $           304 $           367 $           356 $           956 $           434 $           582 $           708
Annualized net charge-offs (f) 948 1,039 1,219 1,488 1,412 3,793 1,741 2,360 2,809
Net interest income (FTE) (n) 920 902 869 884 919 916 887 901 882
Noninterest income (o) 550 665 656 584 656 827 620 627 651
Noninterest expense (p) 993 946 901 918 987 979 935 956 967
Adjusted noninterest expense (p) - (m) 979 914 907 920 970 979 932 952 945
Ratios:
PPNR / NCO (c) / (f) 198% 235% 204% 149% 164% 79% 131% 98% 79%
Efficiency ratio (p) / ((n) + (o)) 68% 60% 59% 63% 63% 56% 62% 63% 63%
Adjusted PPNR / NCO (d) / (f) 220% 243% 191% 149% 163% 66% 127% 98% 79%
Adjusted efficiency ratio ((p) - (m)) / ((n) + (o) + (l)) 65% 59% 61% 63% 62% 61% 63% 62% 63%
FY2011 Adjusted efficiency ratio ((p) - (m)) / ((n) + (o) + (l)) 62%

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
$ and shares in millions
(unaudited) For the Three Months Ended
December September June March December
2011 2011 2011 2010 2010
Income before income taxes (U.S. GAAP) 418 530 506 377 417
Add: Provision expense (U.S. GAAP) 55 87 113 168 166
Pre-provision net revenue (a) 473 617 619 545 583
Net income available to common shareholders (U.S. GAAP) 305 373 328 88 270
Add: Intangible amortization, net of tax 3 3 4 5 7
Tangible net income available to common shareholders 308 376 332 93 277
Tangible net income available to common shareholders (annualized) (b) 1,222 1,492 1,332 377 1,099
Average Bancorp shareholders' equity (U.S. GAAP) 13,147 12,841 12,365 13,052 14,007
Less: Average preferred stock 398 398 398 1,557 3,648
Average goodwill 2,417 2,417 2,417 2,417 2,417
Average intangible assets 42 47 52 59 67
Average tangible common equity (c) 10,920 9,979 9,498 9,019 7,875
Total Bancorp shareholders' equity (U.S. GAAP) 13,201 13,029 12,572 12,163 14,051
Less:  Preferred stock (398) (398) (398) (398) (3,654)
Goodwill (2,417) (2,417) (2,417) (2,417) (2,417)
Intangible assets (40) (45) (49) (55) (62)
Tangible common equity, including unrealized gains / losses (d) 10,346 10,169 9,708 9,293 7,918
Less: Accumulated other comprehensive income / loss (470) (542) (396) (263) (314)
Tangible common equity, excluding unrealized gains / losses (e) 9,876 9,627 9,312 9,030 7,604
Total assets (U.S. GAAP) 116,967 114,905 110,805 110,485 111,007
Less:  Goodwill (2,417) (2,417) (2,417) (2,417) (2,417)
Intangible assets (40) (45) (49) (55) (62)
Tangible assets, including unrealized gains / losses (f) 114,510 112,443 108,339 108,013 108,528
Less: Accumulated other comprehensive income / loss, before tax (723) (834) (609) (405) (483)
Tangible assets, excluding unrealized gains / losses (g) 113,787 111,609 107,730 107,608 108,045
Common shares outstanding (h) 920 920 920 919 796
Net charge-offs (i) 239 262 304 367 356
Ratios:
Return on average tangible common equity (b) / (c) 11.88% 14.95% 14.02% 4.18% 13.95%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 8.68% 8.63% 8.64% 8.39% 7.04%
Tangible common equity (including unrealized gains/losses) (d) / (f) 9.04% 9.04% 8.96% 8.60% 7.30%
Tangible book value per share (d) / (h) 11.25 11.05 10.55 10.11 9.94
Pre-provision net revenue / net charge-offs (a) / (i) 198% 235% 204% 149% 164%

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
$ and shares in millions
(unaudited)
December September June March December
2011 2011 2011 2011 2010
Total Bancorp shareholders' equity (U.S. GAAP) 13,201          13,029          12,572          12,163          14,051
Goodwill and certain other intangibles (2,514)           (2,514)           (2,536)           (2,546)           (2,546)
Unrealized gains (470)               (542)               (396)               (263)               (314)
Qualifying trust preferred securities 2,248             2,273             2,312             2,763             2,763
Other 38                  20                  20                  12                  11
Tier I capital 12,503          12,266          11,972          12,129          13,965
Less: Preferred stock (398)               (398)               (398)               (398)               (3,654)
Qualifying trust preferred securities (2,248)           (2,273)           (2,312)           (2,763)           (2,763)
Qualifying noncontrolling interest in consolidated subsidiaries (50)                 (30)                 (30)                 (30)                 (30)
Tier I common equity (a) 9,807             9,565             9,232             8,938             7,518
Unrealized gains 470                542
Disallowed deferred tax assets -                 -
Disallowed MSRs 70                  64
Other 12                  10
Less: 10% of individual deferred tax assets, MSRs, investment in financial entities -                 -
15% of aggregate deferred tax assets, MSRs, investment in financial entities -                 -
Tier 1 common equity, Basel III proforma (b) 10,359          10,181
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (c) 104,945        102,560        100,320        99,392          100,561
Regulatory deductions not deducted from Tier 1 common equity,
risk-weighted at 250% 1,453             1,377
Risk-weighted assets, Basel III proforma (d) 106,398        103,937
Ratios:
Tier I common equity (a) / (c) 9.35% 9.33% 9.20% 8.99% 7.48%
Tier I common equity, Basel III proforma (b) / (d) 9.7% 9.8%
For the Three Months Ended
Add: